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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 12, 2003, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-109046) and related Prospectus of Conn's, Inc dated November 20, 2003.

                                                      ERNST & YOUNG LLP


Houston, Texas
November 20, 2003